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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 3, 2018 (May 2, 2018)
_______________________________
Realogy Holdings Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
_______________________________
Realogy Group LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-148153	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
_______________________________
175 Park Avenue
Madison, NJ 07940
(Address of principal executive offices) (Zip Code)
(973) 407-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐
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Item 2.02.	Results of Operations and Financial Condition.
On May 3, 2018, the Registrants announced their financial results for the first quarter of 2018. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2018 Annual Meeting of Stockholders of Realogy Holdings Corp. ("Realogy Holdings" or the "Company") held on May 2, 2018 (the "2018 Annual Meeting"), the Company’s stockholders, upon the recommendation of the Company’s Board of Directors, approved the Realogy Holdings Corp. 2018 Long-Term Incentive Plan.
A summary of the 2018 Long-Term Incentive Plan was included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 16, 2018 (the "2018 Proxy Statement") under the section captioned "Proposal 4. Approval of the 2018 Long-Term Incentive Plan" and is incorporated herein by reference. The summary of the 2018 Long-Term Incentive Plan contained in the 2018 Proxy Statement is qualified in its entirety by reference to the full text of the 2018 Long-Term Incentive Plan, which is filed as Exhibit 10.1 to this report.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
At the 2018 Annual Meeting, the following matters were submitted to a vote of stockholders of Realogy Holdings and the voting results were as follows:
1.Election of Directors: The eight nominees named in the 2018 Proxy Statement were elected to serve a one-year term expiring at the 2019 Annual Meeting of Stockholders and until their successors are duly elected and qualified, based upon the following votes:

Director Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Fiona P. Dias	115,310,339	341,102	609,348	5,416,828
Matthew J. Espe	115,544,592	91,271	624,926	5,416,828
V. Ann Hailey	108,095,034	7,556,562	609,193	5,416,828
Duncan L. Niederauer	115,504,539	104,367	651,883	5,416,828
Ryan M. Schneider	115,591,351	61,776	607,662	5,416,828
Sherry M. Smith	114,579,713	1,072,109	608,967	5,416,828
Christopher S. Terrill	115,590,494	60,944	609,351	5,416,828
Michael J. Williams	115,473,476	177,912	609,401	5,416,828
2.    Advisory Vote of the Compensation of our Named Executive Officers: The proposal to approve, on an advisory basis, the compensation of the named executive officers of Realogy Holdings, as described in the 2018 Proxy Statement, was approved by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
73,668,238	41,960,135	632,416	5,416,828
3.    Ratification of Appointment of Independent Registered Accounting Firm: The appointment of PricewaterhouseCoopers LLP to serve as the Realogy Holdings' independent registered accounting firm for fiscal year 2018 was ratified as follows:

Votes For	Votes Against	Abstain
120,647,998	405,972	623,647

4.    Approval of the 2018 Long-Term Incentive Plan: The proposal to approve the Realogy Holdings Corp. 2018 Long-Term Incentive Plan, as described in the 2018 Proxy Statement, was approved by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
80,557,063	35,613,241	90,485	5,416,828

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Realogy Holdings Corp. 2018 Long-Term Incentive Plan (Incorporated by reference to Exhibit 10.1 to the Company's Registration Statement on Form S-8 filed on May 2, 2018).
99.1	Press Release dated May 3, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY HOLDINGS CORP.

By:	/s/ Anthony E. Hull
Anthony E. Hull, Executive Vice President, Chief Financial Officer and Treasurer
Date: May 3, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY GROUP LLC

By:	/s/ Anthony E. Hull
Anthony E. Hull, Executive Vice President, Chief Financial Officer and Treasurer
Date: May 3, 2018

EXHIBIT INDEX

Exhibit No.	Exhibit
10.1	Realogy Holdings Corp. 2018 Long-Term Incentive Plan (Incorporated by reference to Exhibit 10.1 to the Company's Registration Statement on Form S-8 filed on May 2, 2018).
99.1	Press Release dated May 3, 2018.